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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                                             September 6, 2000 (August 16, 2000)
                                             -----------------------------------



                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              OHIO                        0-13507              34-1395608
  ----------------------------         ------------        -------------------
  (State or other jurisdiction         (Commission           (IRS Employer
        of incorporation)              File Number)        Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                         Index to Exhibits is on Page 4.


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS.

              On August 16, 2000, the Board of Directors of Rurban Financial Corp. (the "Company") declared that Company shareholders of record as of September 15, 2000 will receive a 5% share dividend and an $0.11 cash dividend. Both the share dividend and the cash dividend will be payable on September 29, 2000. The press release issued by the Company on September 5, 2000 describing this development is included with this filing as Exhibit 99(a).

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                  DESCRIPTION
                    --------------                  -----------

                         99(a)           Press Release issued September 5, 2000

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

              Not Applicable.


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                                   SIGNATURES
                                   ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RURBAN FINANCIAL CORP.



Date:  September 5, 2000                  By: /s/ Thomas C. Williams
                                             -----------------------------------
                                             Thomas C. Williams, President & CEO


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                                INDEX TO EXHIBITS
                                -----------------


     EXHIBIT NUMBER                    DESCRIPTION                      PAGE NO.
     --------------                    -----------                      --------
          99(a)           Press Release Issued September 5, 2000           *

----------------
*Filed herewith


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